Putnam
Municipal
Opportunities
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

[GRAPHIC OMITTED: POCKET WATCH]

[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional information about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam, and the dollar range of fund shares owned by these individuals.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles
E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Municipal Opportunities Trust delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004


Report from Fund Management



Fund highlights

* For the six months ended October 31, 2004, Putnam Municipal
  Opportunities Trust's total return was 6.59% at net asset value (NAV) and 4.65% at market price.

* The fund's benchmark, the Lehman Municipal Bond Index, returned 4.78% for the period.

* The average return for its Lipper category, General Municipal Debt Funds (leveraged closed-end) was 6.58%.

* The fund's dividend was reduced to $0.0735 in September. See page 6 for more information.

* See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Two factors drove positive performance for the high-yield, lower-quality bonds in the fund's portfolio, enabling its results at NAV to surpass those of its benchmark during the six months ended October 31, 2004. The first factor was the improving economic climate, which increased investor confidence in the relative financial stability of many lower-rated bond issuers, lifting the price of the bonds. The second factor was investor demand for higher-yielding municipal debt, which increased while supply remained relatively small, driving up prices of these bonds. The fund's position in lower-rated bonds also helped it perform, at NAV, in line with its Lipper peer group average, in spite of the fund's relatively conservative duration during the period. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 10/31/04
------------------------------------------------
                                          Market
(inception 5/28/93)           NAV          price
------------------------------------------------
6 months                     6.59%          4.65%
------------------------------------------------
1 year                       8.57           6.30
------------------------------------------------
5 years                     47.05          45.48
Annual average               8.02           7.78
------------------------------------------------
10 years                   107.44         112.98
Annual average               7.57           7.85
------------------------------------------------
Annual average
(life of fund)               6.56           5.62
------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

FUND PROFILE

Putnam Municipal Opportunities Trust seeks to provide high current income free from federal income tax consistent with the preservation of capital, by investing in investment-grade and some below-investment-grade municipal bonds. The fund may be appropriate for investors seeking tax-free income and who are willing to accept a moderate degree of risk.


Market overview

Over the past six months, which constitute the first half of your fund's 2005 fiscal year, the yield on the 10-year Treasury bond fell, and bond prices, which move in the opposite direction of yields, rose. In mid-March, the bond market had begun to anticipate a change in the Federal Reserve Board's (the Fed) monetary policy. Treasury bonds sold off sharply and pushed yields upward, as strong economic growth and rising corporate profitability increased the likelihood that the Fed would raise short-term interest rates at its June 30 meeting. Interestingly, when the Fed announced what had been a widely anticipated 25-basis-point increase, the bond market changed its course. Yields of bonds with maturities in the range of 11-21 years trended downward. At the same time, yields rose for bonds with short maturities and those with very long maturities (over 21 years). This resulted in a flattening of the yield curve -- that is, shorter- and longer-term interest rates began to converge.

Among uninsured bonds and bonds rated A and below, yield spreads remained essentially flat for the period. However, these higher-yielding securities continued to provide attractive income streams that contributed to the fund's total return during the period. Municipal bonds issued by the State of California were generally strong performers. The California economy improved to such an extent that three bond-rating agencies -- Moody's, Standard & Poor's, and Fitch -- upgraded the state's credit rating. Tobacco settlement bonds performed fairly well during the period. Yields on these bonds varied with the results of ongoing legal battles, but declined overall since May, and their prices rose accordingly. Airline-related industrial development bonds (IDBs) performed poorly in general, as the industry continued to face financial difficulties that were made worse by record high oil prices. New York City general obligation (GO) bonds rose in price over the past six months, reflecting a dearth of new issuance, as well as investors' confidence in improving economic prospects for the city.

-----------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 10/31/04
-----------------------------------------------------------------------------
Bonds
-----------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                        4.78%
-----------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                       4.23%
-----------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                           3.96%
-----------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                      6.14%
-----------------------------------------------------------------------------
Equities
-----------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                    2.96%
-----------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                             3.04%
-----------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)            4.87%
-----------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 10/31/04.
-----------------------------------------------------------------------------


Strategy overview

Because we believe that the Fed is likely to continue to raise short-term interest rates through mid-2005, we have positioned the portfolio more defensively. This involves shortening the fund's duration, which means reducing its sensitivity to changes in interest rates. To accomplish this, we began the process of selling longer-term bonds and replacing them with shorter-term bonds, which have a shorter duration. Meanwhile, we continued to trim and diversify the fund's positions in uninsured bonds and bonds rated A and below, which have performed strongly. We maintained a neutral position, relative to the fund's benchmark, in California municipal bonds, which were in high demand as that state got its fiscal house in order and its debt rating was upgraded by the major bond-rating agencies. The fund maintained its overweight position in tobacco settlement bonds. We closely monitored developments in that sector. The fund had less exposure to airline-related IDBs during the period than did its peers.

In previous fiscal years, the fund emphasized non-callable bonds -- bonds that the issuer is not permitted to redeem (or call) before the maturity date. These issues performed well as rates fell through March 2004, but during the spring we began to moderate this position, selling non-callable bonds and purchasing callable issues scheduled to mature in the 15- to 20-year range. We believe callable bonds may perform better than non-callable bonds if interest rates rise and the yield curve flattens further.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                    4/30/04                  10/31/04

Average effective
maturity in years                     9.0                       7.3

Average effective
duration in years                     9.2                       8.3

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.



How fund holdings affected performance

When economic growth improves, the chances of a company or municipality defaulting on its bond payments generally decrease, which can boost the prices of lower-rated bonds significantly. The more credit-sensitive pockets of the market benefited from this trend, as well as increased demand from investors who were hungry for yield in a low-interest-rate environment. Consequently, the fund's focus on lower-rate bonds helped performance substantially. While we emphasize lower-quality bonds in this fund's portfolio, we have also been trying to manage risk exposure by diversifying holdings across a number of issuers, locations, and sectors.

The fund was more conservatively positioned than its peers in terms of its duration -- a measure of the fund's sensitivity to interest rates. We shortened duration in an effort to preserve the fund's principal value from an increase in interest rates that has yet to affect the long-term end of the market. In spite of the Federal Reserve Board's tightening, which sent short-term interest rates up, intermediate- to longer-term rates actually fell, and the fund missed some of the resulting capital appreci ation. However, we continue to believe our cautious approach is warranted, and the positives that resulted from our emphasis on yield offset any negative effects of our conservative duration.

Price appreciation of the fund's New York City's general obligation (GO) bonds illustrate the benefits of an improving economy and narrowing credit spreads. GOs are backed by taxpayer receipts and reflect investor perceptions of the financial strength of the issuing municipality. After three consecutive years of decline, New York City's employment outlook is finally improving. The private sector has been adding new jobs, boosting the city's employment rate and tax revenues. Although its per capita debt is still higher than the average for other U.S. cities, New York City's fundamental outlook has stabilized, and two major bond-rating organizations recently upgraded their outlook for the city, causing bond prices to rise and narrowing the gap between these bonds and others issued by municipalities that have higher ratings.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa      (49.4%)

Aa        (5.5%)

A        (11.2%)

Baa      (23.3%)

Ba        (5.5%)

B         (1.4%)

Other     (3.7%)

Footnote reads:
As a percentage of market value as of 10/31/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The fund has a somewhat greater emphasis on tobacco settlement bonds than many of its peers, which has proved beneficial in spite of the volatile market environment for these issues. The payments from these high-yielding bonds are secured by income promised to various states through settlements from tobacco companies. This income could be jeopardized as a result of multibillion-dollar judgments against the companies, and prices in this sector have shifted as concerns about litigation overshadowed optimism. Our analyst believes that, despite several highly visible lawsuits against the tobacco industry, litigation risk is receding from where it was in 1999. Also, long-term cigarette consumption levels appear not to have been reduced. Considering the risks, we have diversified the fund's investments in tobacco settlement bonds and we remain watchful of the situation. Holdings include South Carolina Tobacco Settlement revenue bonds and Badger Tobacco Settlement Asset Securitization Corp. revenue bonds, issued in Wisconsin.

Although some airline-related industrial development bonds (IDBs) remain in the portfolio, the fund's position in these securities is relatively small. IDBs are bonds issued by municipalities but backed by the credit of the company benefiting from the financing. Investor perceptions about the backing company's health, or that of its industry group, affect the prices of these bonds, not the rating of the municipality issuing them. The airline industry has been under a cloud for several years, although it regained some ground last year. However, the industry continues to grapple with high operating costs and strong competition among carriers, which is keeping the price of airline tickets down. These problems, plus the ongoing threat of terrorism, make us cautious about the industry, so we limited the fund's airline-related investments to what we believe to be the strongest carriers.

Although high-yielding municipal securities generally performed well during the past six months, there were a few individual securities that had a negative impact on the fund's performance. Louisiana Development Authority Revenue Bonds for St. James Place hurt the fund's performance. St. James Place is a continuing-care retirement community. We purchased these bonds originally in 1996, but over time the system suffered from overly optimistic projections and marketing difficulties. We had been hopeful that a turnaround was possible. However, recently we joined the remaining bondholders in a tentative agreement to tender our bonds back to the issuer in exchange for a position in a newer bond that more closely reflects St. James's current income.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.



OF SPECIAL INTEREST

As short-term interest rates increased during the period, your fund's portfolio was structured defensively in order to protect investors' principle. This positioning helped the fund to provide positive relative returns, although it did prompt a reduction of the fund's monthly distribution from $0.0795 to $0.0735 per share in September 2004.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Judging from the flattened yield curve, the bond market appears to have largely shrugged off the recent Fed rate hikes. However, we believe that interest rates all along the yield curve are more likely to rise than fall. After the close of the fiscal period, the Fed again raised the discount rate by 25 basis points, or one quarter of a percentage point. Going forward, we anticipate greater increases for bonds with shorter maturities because we believe the Fed will continue to raise short-term rates incrementally through mid-2005. This also suggests further flattening of the yield curve. The fund is positioned defensively in terms of duration, and we will continue to monitor and adjust the fund's duration as seems appropriate. We believe inflation will remain low, despite the threat posed by high oil prices. We also anticipate that the rate of GDP growth will slow during the next two quarters, as the effects of the Fed's tightening policy are felt.

In general, these signs indicate that we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attrac tive opportunities among tax-exempt securities and to balance the pursuit of attractive current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.



Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows fund ownership, in dollar ranges, by the fund's current Portfolio Leader and Portfolio Members. Information shown is for the current and prior year ended November 30.


---------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
---------------------------------------------------------------------------------------------
                            $1 -     $10,001 -  $50,001-  $100,001 -  $500,001 -   $1,000,001
                  Year  $0  $10,000  $50,000    $100,000  $500,000    $1,000,000     and over
---------------------------------------------------------------------------------------------
David Hamlin      2004   *
---------------------------------------------------------------------------------------------
Portfolio Leader  2003   *
---------------------------------------------------------------------------------------------
Paul Drury        2004   *
---------------------------------------------------------------------------------------------
Portfolio Member  2003   *
---------------------------------------------------------------------------------------------
Susan McCormack   2004   *
---------------------------------------------------------------------------------------------
Portfolio Member  2003   *
---------------------------------------------------------------------------------------------
James St. John    2004   *
---------------------------------------------------------------------------------------------
Portfolio Member  2003   *
---------------------------------------------------------------------------------------------




Other funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Income Fund, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended October 31, 2004, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

----------------------------------------------------------------------------
TOTAL RETURN AND COMPARATIVE INDEX RESULTS FOR PERIODS ENDED 10/31/04
----------------------------------------------------------------------------
                                                            Lipper General
                                                            Municipal
                                             Lehman         Debt Funds
                                             Municipal      (leveraged
                              Market         Bond           closed-end)
                 NAV          price          Index          category average*
----------------------------------------------------------------------------
6 months         6.59%          4.65%          4.78%         6.58%
----------------------------------------------------------------------------
1 year           8.57           6.30           6.02          8.93
----------------------------------------------------------------------------
5 years         47.05          45.48          41.48         52.49
Annual average   8.02           7.78           7.19          8.78
----------------------------------------------------------------------------
10 years       107.44         112.98          97.69        113.51
Annual average   7.57           7.85           7.05          7.86
----------------------------------------------------------------------------
Annual average
Life of fund
(since 5/28/93)  6.56           5.62           6.22          6.53
----------------------------------------------------------------------------

  Performance assumes reinvestment of distributions and does not account for taxes.

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 10/31/04, there were 66, 65, 51, and 46 funds, respectively, in this Lipper category.

----------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------
                           NAV     Market price
----------------------------------------------------------------------------
6 months                   1.83%     -3.79%
----------------------------------------------------------------------------
1 year                     6.80       5.62
----------------------------------------------------------------------------
5 years                   41.83      41.09
Annual average             7.24       7.13
----------------------------------------------------------------------------
10 years                  99.24     106.46
Annual average             7.14       7.52
----------------------------------------------------------------------------
Annual average
Life of fund
(since 5/28/93)            6.49       5.69
----------------------------------------------------------------------------



----------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/04
----------------------------------------------------------------------------
Distributions from common shares
----------------------------------------------------------------------------
Number                                         6
----------------------------------------------------------------------------
Income 1                                    $0.465
----------------------------------------------------------------------------
Capital gains 1                               --
----------------------------------------------------------------------------
Total                                       $0.465
----------------------------------------------------------------------------
Distributions from         Series A        Series B       Series C
preferred shares         (800 shares)  (1,620 shares)  (1,620 shares)
----------------------------------------------------------------------------
Income 1                    $332.29        $153.51         $153.44
----------------------------------------------------------------------------
Capital gains 1                --             --              --
----------------------------------------------------------------------------
Total                       $332.29        $153.51         $153.44
----------------------------------------------------------------------------
Share value:                                 NAV         Market price
----------------------------------------------------------------------------
4/30/04                                     $12.72          $12.47
----------------------------------------------------------------------------
10/31/04                                     13.07           12.58
----------------------------------------------------------------------------
Current return (common shares, end of period)
----------------------------------------------------------------------------
Current dividend rate 2                       6.75%           7.01%
----------------------------------------------------------------------------
Taxable equivalent 3                         10.38           10.78
----------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2004. Results for investors subject to lower tax rates would not be as advantageous.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to auction rate municipal preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.



Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the largest 1000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.



A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.



A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
October 31, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
IF COP                Inverse Floating Rate Certificate of Participation
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (100.0%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (2.7%)
-------------------------------------------------------------------------------
               Jefferson Cnty., Swr. Rev. Bonds
    $7,000,000 Ser. D, FGIC, 5 3/4s, 2/1/27          Aaa             $7,638,750
     1,175,000 Ser. A, FGIC, U.S. Govt. Coll., 5s,
               2/1/41                                Aaa              1,313,063
                                                                 --------------
                                                                      8,951,813

Arizona (1.1%)
-------------------------------------------------------------------------------
       750,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB                787,500
       950,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             1,005,813
       485,000 Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds (Sierra Vista Cmnty.
               Hosp.), Ser. A, 6 3/4s, 12/1/26       BB+/P              494,700
     1,300,000 Scottsdale, Indl. Dev. Auth.
               Rev. Bonds (Westminster Village),
               7 7/8s, 6/1/09                        AAA/P            1,370,343
                                                                 --------------
                                                                      3,658,356

Arkansas (1.2%)
-------------------------------------------------------------------------------
     2,815,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              2,871,300
     1,000,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds,  7 5/8s, 2/1/27           BB/P             1,081,250
                                                                 --------------
                                                                      3,952,550

California (11.8%)
-------------------------------------------------------------------------------
               CA State G.O. Bonds
       500,000 5 1/8s, 4/1/23                        A                  533,125
       750,000 5.1s, 2/1/34                          A                  763,125
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
     2,000,000 6s, 5/1/15                            A2               2,320,000
     2,000,000 AMBAC, 5 1/2s, 5/1/16                 Aaa              2,262,500
     1,000,000 CA State Econ. Recvy. G.O. Bonds,
               Ser. A,  5s, 7/1/16                   Aa3              1,080,000
     1,750,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-             1,743,438
     4,000,000 Chula Vista COP, MBIA, 5s, 8/1/32     Aaa              4,100,000
     1,475,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park),  8s, 11/1/25                   D/P              1,043,563
     3,000,000 Metropolitan Wtr. Dist. IFB
               (Southern CA Waterworks), 9.644s,
               8/10/18                               AA+              4,245,000
     2,000,000 Sacramento, City Unified School
               Dist. G.O. Bonds (Election 1999),
               Ser. D, FSA, 5s, 7/1/28               Aaa              2,070,000
     5,000,000 San Bernardino Cnty., COP (Med. Ctr.
               Fin.), Ser. A, MBIA, 6 1/2s, 8/1/17   Aaa              6,350,000
               San Diego Cnty., IF COP, AMBAC
     3,000,000 9.47s, 9/1/12                         Aaa              3,945,000
     3,000,000 9.22s, 9/1/07                         Aaa              3,581,250
     2,500,000 San Jose, Redev. Agcy. Tax Alloc.
               Bonds (Merged Area Redev. Project),
               MBIA, 5s, 8/1/32                      Aaa              2,562,500
       790,000 Sunnyvale, Cmnty. Fac. Dist. Special
               Tax Rev. Bonds, 7.65s, 8/1/21         BB-/P              796,913
     1,300,000 Vallejo, COP (Marine World
               Foundation),  7.2s, 2/1/26            BBB-/P           1,335,750
                                                                 --------------
                                                                     38,732,164

Colorado (3.2%)
-------------------------------------------------------------------------------
    10,000,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, Ser. A, MBIA, 5.7s,
               11/15/25                              Aaa             10,560,700

District of Columbia (6.0%)
-------------------------------------------------------------------------------
    12,450,000 DC G.O. Bonds, Ser. A, 6s, 6/1/26     A2              13,928,437
     5,550,000 DC Wtr. & Swr. Auth. Pub. Util.
               Rev. Bonds, FGIC, 5s, 10/1/28         Aaa              5,688,750
                                                                 --------------
                                                                     19,617,187

Florida (1.3%)
-------------------------------------------------------------------------------
     1,000,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-               970,000
       600,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                BB                 625,500
     2,700,000 Palm Coast, Util. Syst. Rev. Bonds,
               MBIA,  5s, 10/1/33                    Aaa              2,784,375
                                                                 --------------
                                                                      4,379,875

Georgia (5.3%)
-------------------------------------------------------------------------------
     3,000,000 Atlanta, Arpt. Rev. Bonds, Ser. B,
               FGIC,  5 5/8s, 1/1/30                 Aaa              3,153,750
     4,000,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA,  1.74s, 11/1/41                  VMIG1            4,000,000
     4,000,000 Atlanta, Wtr. & Waste Wtr.
               Rev. Bonds, FSA,  5s, 11/1/24         Aaa              4,230,000
     1,500,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 12/1/08                  A2               1,591,875
     1,400,000 Effingham Cnty., Indl. Dev. Auth.
               Rev. Bonds (Pacific Corp.), 6 1/2s,
               6/1/31                                Ba3              1,457,750
     1,215,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.), 7.4s, 1/1/16                   B+/P             1,255,812
     1,500,000 Savannah, Econ. Dev. Auth. Poll.
               Control Rev. Bonds (Intl. Paper
               Co.), Ser. A, 5.1s, 8/1/14            Baa2             1,597,500
                                                                 --------------
                                                                     17,286,687

Hawaii (0.4%)
-------------------------------------------------------------------------------
     1,225,000 HI State Hsg. Fin. & Dev. Corp.
               Rev. Bonds, Ser. A, FNMA Coll.,
               5 3/4s, 7/1/30                        Aaa              1,261,750

Illinois (3.1%)
-------------------------------------------------------------------------------
     2,000,000 Chicago, G.O. Bonds, Ser. A, FSA,
               5s, 1/1/25                            Aaa              2,092,500
     6,045,000 IL Hsg. Dev. Auth. Multi-Fam. Hsg.
               Rev. Bonds, Ser. 91-A, 8 1/4s,
               7/1/16                                A1               6,093,420
     1,770,000 Metropolitan Pier & Exposition Auth.
               Rev. Bonds (McCormack Place
               Expansion Project), MBIA,  5s,
               12/15/28                              Aaa              1,823,100
                                                                 --------------
                                                                     10,009,020

Indiana (3.7%)
-------------------------------------------------------------------------------
     2,000,000 Carmel Clay, Indl. Parks Bldg. Corp.
               Rev. Bonds, MBIA, 5s, 1/15/26         AAA              2,085,000
     3,000,000 Fairfield, School Bldg. Corp. Ind.
               Rev. Bonds, FGIC, 5s, 7/15/24         AAA              3,142,500
     3,000,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             3,052,500
     2,500,000 Indianapolis, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 5.1s,
               1/15/17                               Baa2             2,628,125
     1,300,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C,  2 5/8s, 10/1/06        Baa2             1,296,750
                                                                 --------------
                                                                     12,204,875

Iowa (0.4%)
-------------------------------------------------------------------------------
       985,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P           1,194,313

Louisiana (1.0%)
-------------------------------------------------------------------------------
     2,000,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/19                   B-/P             1,345,000
     2,000,000 Port of New Orleans, Indl. Dev.
               Rev. Bonds (Continental Grain Co.),
               7 1/2s, 7/1/13                        BB-              2,030,720
                                                                 --------------
                                                                      3,375,720

Maine (0.2%)
-------------------------------------------------------------------------------
       600,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2                634,500

Massachusetts (3.1%)
-------------------------------------------------------------------------------
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     1,875,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2             2,017,969
     1,300,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+             1,363,375
     1,800,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E,  6s, 7/1/31                   A-               1,890,000
     3,685,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
               Ser. 53, MBIA, 6.15s, 12/1/29         Aaa              3,809,369
     1,000,000 MA State Indl. Fin. Agcy. Rev. Bonds
               (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/15                                BBB/P            1,027,500
                                                                 --------------
                                                                     10,108,213

Michigan (3.9%)
-------------------------------------------------------------------------------
     4,500,000 Detroit, G.O. Bonds, Ser. A, FGIC,
               5s, 7/1/30                            Aaa              4,618,125
     3,620,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA,  1.74s, 7/1/33                   VMIG1            3,620,000
       500,000 MI Higher Ed. Fac. Auth.
               Rev. Bonds (Kalamazoo College),
               5 1/2s, 12/1/18                       A1                 550,000
     1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               1,045,000
     1,650,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Worthington Armstrong
               Venture), U.S. Govt. Coll., 5 3/4s,
               10/1/22                               AAA/P            1,897,500
     1,000,000 Midland Cnty., Econ. Dev. Corp.
               Rev. Bonds, 6 3/4s, 7/23/09           Ba3              1,043,750
                                                                 --------------
                                                                     12,774,375

Minnesota (0.8%)
-------------------------------------------------------------------------------
     2,500,000 Cohasset, Poll. Control Rev. Bonds
               (Allete, Inc.), 4.95s, 7/1/22         A                2,546,875

Mississippi (0.8%)
-------------------------------------------------------------------------------
               MS Bus. Fin. Corp. Poll. Control
               Rev.Bonds  (Syst. Energy Resources,
               Inc.)
     1,000,000 5.9s, 5/1/22                          BBB              1,011,250
     1,580,000 5 7/8s, 4/1/22                        BBB              1,590,270
                                                                 --------------
                                                                      2,601,520

Missouri (2.0%)
-------------------------------------------------------------------------------
     1,750,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/16                A                1,879,063
     2,500,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Washington U.), Ser. A,
               5s, 2/15/33                           Aa1              2,575,000
     2,000,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN (Christian Brothers), Ser. A,
               1.79s, 10/1/32                        A-1+             2,000,000
                                                                 --------------
                                                                      6,454,063

Montana (0.4%)
-------------------------------------------------------------------------------
     1,075,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               12/30/08                              Aaa              1,158,313

Nevada (3.7%)
-------------------------------------------------------------------------------
     3,505,000 Clark Cnty., G.O. Bonds (Pk. & Regl.
               Justice Ctr.), FGIC, 5 5/8s, 11/1/19  Aaa              3,903,694
     5,000,000 Clark Cnty., Arpt. Rev. Bonds,
               Ser. A-2, FGIC, 5 1/8s, 7/1/26        Aaa              5,231,250
     3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp.), Ser. A,
               6 1/2s, 12/1/33                       Baa2             3,040,860
                                                                 --------------
                                                                     12,175,804

New Hampshire (1.1%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds
     1,450,000 (Riverwoods at Exeter), Ser. A,
               6 1/2s, 3/1/23                        BB/P             1,460,875
     1,250,000 (NH College), 6 3/8s, 1/1/27          BBB-             1,295,312
       950,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa2               957,125
                                                                 --------------
                                                                      3,713,312

New Jersey (2.8%)
-------------------------------------------------------------------------------
     1,000,000 Newark, Hsg. Auth. Rev. Bonds (Port
               Auth. Newark Marine Terminal), MBIA,
               5 1/4s, 1/1/20                        AAA              1,098,750
               NJ Econ. Dev. Auth. Rev. Bonds
     1,500,000 (Cigarette Tax), 5 3/4s, 6/15/29      Baa2             1,543,125
     2,000,000 (Motor Vehicle), Ser. A, MBIA, 5s,
               7/1/27                                Aaa              2,085,000
     1,000,000 NJ Econ. Dev. Auth. Special Fac.
               Rev. Bonds (Continental Airlines,
               Inc.), 6 1/4s, 9/15/29                B                  727,500
       500,000 NJ State Ed. Fac. Auth. Rev. Bonds
               (Stevens Inst. of Tech.), Ser. C,
               5 1/8s, 7/1/22                        BBB+               522,500
     1,840,000 NJ State Edl. Fac. Auth. Rev. Bonds
               (Rowan U.), Ser. C, MBIA, 5s, 7/1/23  Aaa              1,964,200
     1,150,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds,  6 3/4s, 6/1/39           BBB              1,128,438
                                                                 --------------
                                                                      9,069,513

New Mexico (0.2%)
-------------------------------------------------------------------------------
       820,000 Farmington, Poll. Control Mandatory
               Put Bonds (Pub. Svc. San Juan),
               Class B, 2.1s, 4/1/06                 Baa2               813,850

New York (4.9%)
-------------------------------------------------------------------------------
     1,000,000 Buffalo, G.O. Bonds, Ser. D, FGIC,
               5 1/2s, 12/15/13                      Aaa              1,146,250
     3,000,000 NY City, G.O. Bonds, Ser. C, 5 1/4s,
               8/1/11                                A2               3,348,750
     1,000,000 NY City, City Transitional Fin.
               Auth. Rev. Bonds, AMBAC, 5 1/4s,
               8/1/15                                Aaa              1,113,750
       750,000 NY City, Indl. Dev. Agcy. Rev. Bonds
               (Brooklyn Navy Yard Cogen.
               Partners), 6.2s, 10/1/22              BBB-               759,375
     2,100,000 NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A, 5 1/2s, 7/1/28          Baa3             2,086,875
       700,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+                511,875
     1,500,000 NY Cntys., Tobacco Trust III
               Rev. Bonds,  6s, 6/1/43               BBB              1,423,125
     2,000,000 NY State Dorm. Auth. Rev. Bonds,
               Ser. A,  5 1/2s, 3/15/13              AA               2,290,000
       800,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30  (acquired 6/30/04, cost
               $830,184) (RES)                       BB-/P              847,000
     2,500,000 Triborough Bridge & Tunnel Auth.
               Rev. Bonds, Ser. A, 5s, 1/1/32        Aa3              2,556,250
                                                                 --------------
                                                                     16,083,250

North Carolina (2.0%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     2,000,000 Ser. B, MBIA, 6s, 1/1/22              Aaa              2,465,000
     2,000,000 AMBAC, 6s, 1/1/18                     Aaa              2,447,500
     1,500,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1             1,695,000
                                                                 --------------
                                                                      6,607,500

Ohio (3.0%)
-------------------------------------------------------------------------------
     5,700,000 Cleveland, Muni. School Dist. G.O.
               Bonds, FSA,  5s, 12/1/27              Aaa              5,935,125
     1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
               (Kettering Med. Ctr.), 6 3/4s,
               4/1/22                                A3               1,088,750
       500,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Mandatory Put Bonds (OH
               Edison Co.), Ser. A, 2 1/4s, 6/1/05   Baa1               499,310
     2,165,000 Rickenbacker, Port Auth. Rev. Bonds
               (OASBO Expanded Asset Pooled),
               Ser. A, 5 3/8s, 1/1/32                A2               2,275,956
                                                                 --------------
                                                                      9,799,141

Oklahoma (0.3%)
-------------------------------------------------------------------------------
       950,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care Syst.),
               Ser. A, U.S. Govt. Coll., 5 5/8s,
               8/15/29                               AAA              1,078,250

Pennsylvania (7.1%)
-------------------------------------------------------------------------------
     5,000,000 Allegheny Cnty., Hosp. Dev. Auth.
               Rev. Bonds (Pittsburgh Mercy Hlth.
               Syst. ), AMBAC,  5 5/8s, 8/15/26      Aaa              5,262,500
     1,350,000 Beaver Cnty., Indl. Dev. Auth. Poll.
               Control Mandatory Put Bonds
               (Cleveland Elec.),  1.76s, 10/1/08    Baa2             1,351,688
       890,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-               964,538
       750,000 Delaware Cnty., Indl. Dev. Auth.
               Resource Recvy. Rev. Bonds, Ser. A,
               6.1s, 7/1/13                          BBB                805,313
     4,000,000 Hempfield, Area School Dist. G.O.
               Bonds (Westmoreland Cnty.), Ser. A,
               FGIC,  5 1/4s, 3/15/21                AAA              4,430,000
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-               1,539,375
     1,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2               1,020,000
     3,000,000 PA Econ. Dev. Fin. Auth. Wastewtr.
               Treatment Rev. Bonds (Sun Co.,
               Inc.), Ser. A, 7.6s, 12/1/24          Baa2             3,073,380
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds (Colver)
     3,000,000 Ser. E, 8.05s, 12/1/15                BBB-/P           3,069,390
       100,000 Ser. D, 7.15s, 12/1/18                BBB-               102,389
     1,450,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,509,813
                                                                 --------------
                                                                     23,128,386

Rhode Island (0.1%)
-------------------------------------------------------------------------------
       200,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, Ser. A, 6 1/4s, 6/1/42    BBB                179,500

South Carolina (4.2%)
-------------------------------------------------------------------------------
       750,000 Lexington Cnty. Hlth. Svcs. Dist.
               Inc. Hosp. Rev. Bonds, 5 1/2s,
               5/1/37                                A2                 771,563
     1,250,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. C, 6s, 8/1/20         Baa2             1,350,000
     5,000,000 SC State Pub. Svcs. Auth.
               Rev. Bonds, Ser. A, AMBAC, 5s,
               1/1/29                                Aaa              5,187,500
     3,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   BBB              2,801,250
     2,460,000 SC Trans. Infrastructure Bk.
               Rev. Bonds, Ser. A, AMBAC, 5s,
               10/1/27                               Aaa              2,573,775
     1,000,000 Spartanburg Cnty., Solid Waste Disp.
               Rev. Bonds (BMW Project), 7.55s,
               11/1/24                               A1               1,032,600
                                                                 --------------
                                                                     13,716,688

South Dakota (0.1%)
-------------------------------------------------------------------------------
       450,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    BBB                428,063

Tennessee (1.0%)
-------------------------------------------------------------------------------
     2,750,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A,  7 1/2s,
               7/1/33                                BBB+             3,231,250

Texas (8.4%)
-------------------------------------------------------------------------------
     1,000,000 Alliance, Arpt. Auth. Rev. Bonds
               (American Airlines, Inc.), 7 1/2s,
               12/1/29                               Caa2               641,250
    12,000,000 Bexar Cnty., Hlth. Fac. Dev. Corp.
               Rev. Bonds  (St. Luke's Hlth.
               Syst.), FSA, 6.1s, 11/15/23           Aaa             12,646,320
     1,000,000 Comal Cnty., Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care Syst. -
               McKenna Memorial), Ser. A, 6 1/4s,
               2/1/32                                Baa2             1,028,750
     2,020,000 Edgewood, Indpt. School Dist. Bexar
               Cnty. G.O. Bonds, Ser. A, PSFG, 5s,
               2/15/26                               Aaa              2,093,225
     2,345,000 El Paso, Indpt. School Dist. G.O.
               Bonds, Ser. A, PSFG, 5 1/4s, 8/15/21  AAA              2,579,500
       750,000 Gateway, Pub. Fac. Corp. Rev. Bonds
               (Stonegate Villas Apt.), FNMA Coll.,
               4.55s, 7/1/34                         Aaa                780,000
       610,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Hosp. Rev. Bonds (Memorial Hermann
               Hlth. Care Syst.), Class A, 5 1/4s,
               12/1/18                               A2                 652,700
     3,000,000 Lower Neches Valley Indl. Dev. Swr.
               Auth. Rev. Bonds (Mobil Oil Refining
               Corp.), 6.4s, 3/1/30                  Aaa              3,080,490
     2,000,000 San Antonio Wtr. Rev. Bonds, Ser. A,
               FSA,  5s, 5/15/32                     Aaa              2,047,500
     2,000,000 Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.), 6s, 7/1/29     Baa3             1,997,500
                                                                 --------------
                                                                     27,547,235

Utah (0.3%)
-------------------------------------------------------------------------------
     1,000,000 Salt Lake City, Hosp. IFB (IHC Hosp.
               Inc.), AMBAC, 11.725s, 5/15/20
               (acquired 6/6/97, cost $1,168,906)
               (RES)                                 Aaa              1,006,250

Virginia (2.1%)
-------------------------------------------------------------------------------
       500,000 Fredericksburg, Indl. Dev. Auth.
               Rev. Bonds (Medicorp Hlth. Syst.),
               Ser. B, 5 1/8s, 6/15/33               A3                 504,375
     2,500,000 Front Royal & Warren Cnty., Indl.
               Dev. Auth. Lease Rev. Bonds (School
               Cap. Impt.), Ser. B, FSA,  5s,
               4/1/29                                Aaa              2,590,625
     1,000,000 Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6.7s, 6/1/27                  BB+/P            1,027,500
     2,500,000 VA College Bldg. Auth. Rev. Bonds
               (Washington and Lee U.), MBIA,
               5 1/4s, 1/1/26                        Aaa              2,796,875
                                                                 --------------
                                                                      6,919,375

Washington (3.7%)
-------------------------------------------------------------------------------
     4,000,000 Chelan Cnty. Dev. Corp. Rev. Bonds
               (Alcoa),  5.85s, 12/1/31              A2               4,139,160
     2,250,000 King Cnty., G.O. Bonds, Ser. C,
               6 1/4s, 1/1/32                        Aa1              2,475,000
     1,265,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           BBB              1,249,181
     4,000,000 WA State G.O. Bonds (Motor Vehicle
               Fuel), Ser. B, MBIA, 5s, 7/1/24       Aaa              4,195,000
                                                                 --------------
                                                                     12,058,341

West Virginia (0.3%)
-------------------------------------------------------------------------------
     1,300,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      B2                 971,750

Wisconsin (2.3%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     2,600,000 7s, 6/1/28                            BBB              2,609,750
     2,500,000 6 3/8s, 6/1/32                        BBB              2,340,625
     2,400,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               2,532,000
                                                                 --------------
                                                                      7,482,375
-------------------------------------------------------------------------------
               Total Investments
               (cost $313,767,908)                                 $327,472,702
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2004. Securities rated by Putnam are indicated by "/P" .

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2004 was $1,853,250 or 0.6% of portfolio market value.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN and mandatory put bonds are the current interest rates at October 31, 2004.

      The fund had the following industry group concentrations greater than 10% at October 31, 2004 (as a percentage of portfolio market value):

      Health care             16.2%
      Utilities               13.5
      Water and sewer         12.3
      Transportation          10.7

      The fund had the following insurance concentrations greater than 10% at October 31, 2004 (as a percentage of portfolio market value):

      MBIA                    12.7%
      FGIC                    12.1
      FSA                     11.4

      The dates shown on mandatory put bonds are the next mandatory put dates.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$313,767,908) (Note 1)                                           $327,472,702
-------------------------------------------------------------------------------
Cash                                                                1,032,020
-------------------------------------------------------------------------------
Interest and other receivables                                      5,578,316
-------------------------------------------------------------------------------
Total assets                                                      334,083,038

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,187,460
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                 41,184
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          544,006
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             45,751
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 33,924
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,524
-------------------------------------------------------------------------------
Other accrued expenses                                                 68,516
-------------------------------------------------------------------------------
Total liabilities                                                   1,922,365
-------------------------------------------------------------------------------
Series A remarketed preferred shares: (800 shares authorized
and issued at $50,000 per share (Note 4)                           40,000,000
-------------------------------------------------------------------------------
Series B and C remarketed preferred shares: (3,240 shares
authorized and issued at $25,000 per share (Note 4)                81,000,000
-------------------------------------------------------------------------------
Net assets                                                       $211,160,673

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                             $218,575,029
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          560,700
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (21,679,850)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         13,704,794
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $211,160,673

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($211,160,673 divided by
16,157,092 shares)                                                     $13.07
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended October 31, 2004 (Unaudited)

Interest income:                                                   $9,011,267
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,063,088
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       51,595
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                58,967
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,419
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        4,561
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                173,029
-------------------------------------------------------------------------------
Other                                                                 114,057
-------------------------------------------------------------------------------
Total expenses                                                      1,472,716
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (20,648)
-------------------------------------------------------------------------------
Net expenses                                                        1,452,068
-------------------------------------------------------------------------------
Net investment income                                               7,559,199
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (1,635,608)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period        7,941,526
-------------------------------------------------------------------------------
Net gain on investments                                             6,305,918
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $13,865,117
-------------------------------------------------------------------------------

Distributions to Series A, B, and C remarketed preferred shareholders:
(Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                               (763,094)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                               $13,102,023
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                            Six months ended       Year ended
                                                  October 31         April 30
Increase (decrease) in net assets                       2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $7,559,199      $16,110,203
-------------------------------------------------------------------------------
Net realized loss on investments                  (1,635,608)      (6,531,161)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments         7,941,526        2,904,581
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        13,865,117       12,483,623

Distributions to Series A, B, and C remarketed preferred shareholders:
(Note 1)
-------------------------------------------------------------------------------
From tax exempt income                              (763,094)      (1,196,387)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations (applicable to common
shareholders)                                     13,102,023       11,287,236
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (7,512,505)     (15,412,973)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets            5,589,518       (4,125,737)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              205,571,155      209,696,892
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $560,700 and
$1,277,100, respectively)                       $211,160,673     $205,571,155
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                     16,157,092       16,157,092
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                            4,040            4,040
-------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

                                      Six months
                                           ended
                                      October 31
Per-share                            (Unaudited)                                 Year ended April 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                           $12.72          $12.98          $13.00          $13.00          $12.51          $14.11
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .47            1.00            1.09            1.16            1.15            1.18
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .40            (.24)           (.10)           (.10)            .56           (1.59)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .87             .76             .99            1.06            1.71            (.41)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.05)           (.07)           (.10)           (.15)           (.31)           (.28)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations applicable to
common shareholders                          .82             .69             .89             .91            1.40            (.69)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.47)           (.95)           (.91)           (.91)           (.91)           (.91)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions:                        (.47)           (.95)           (.91)           (.91)           (.91)           (.91)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                           $13.07          $12.72          $12.98          $13.00          $13.00          $12.51
---------------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                          $12.580         $12.470         $12.480         $12.500         $13.590         $11.625
---------------------------------------------------------------------------------------------------------------------------------
Total return at market price (%)
(common shares) (b)                         4.65*           7.49            7.35           (1.57)          25.32          (15.25)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)
(in thousands)                          $211,161        $205,571        $209,697        $210,081        $210,097        $202,063
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                 .71*           1.37            1.41            1.43            1.44            1.46
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                3.29*           7.05            7.65            7.63            6.50            6.93
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     22.98*          19.19           12.30           20.84           14.59           13.84
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
October 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax and consistent with the preservation of capital. The fund intends to achieve its objective by investing primarily in a portfolio of investment grade municipal bonds that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is exe cuted). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2004, the fund had a capital loss carryover of $19,135,231 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
---------------------------
  $126,586      April 30, 2007
 2,788,662      April 30, 2008
 1,503,027      April 30, 2009
 2,243,569      April 30, 2010
 3,588,009      April 30, 2011
 8,885,378      April 30, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2005, $515,102 of losses recognized during the period November 1, 2003 to April 30, 2004.

The aggregate identified cost on a tax basis is $313,824,574, resulting in gross unrealized appreciation and depreciation of $17,215,324 and $3,567,196, respectively, or net unrealized appreciation of $13,648,128.

D) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and a 7-day period for Series B and Series C. The applicable dividend rate for the remarketed preferred shares on October 31, 2004 was 1.39% for Series A, 1.70% for Series B and 1.65% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on 0.65% of the fund's average weekly net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended October 31, 2004, the fund paid PFTC $110,562 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2004, the fund's expenses were reduced by $20,648 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $710, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $72,373,893 and $76,495,542, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Preferred shares

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000, respectively per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2004, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Results of October 14, 2004 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 14, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                           Common shares
                                                           Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson Adkins Baxter               14,387,628           311,413
Charles B. Curtis                   14,375,407           323,634
Myra R. Drucker                     14,381,237           317,804
Charles E. Haldeman, Jr.            14,395,640           303,401
Ronald J. Jackson                   14,390,638           308,403
Paul L. Joskow                      14,387,628           311,413
Elizabeth T. Kennan                 14,375,579           323,462
John H. Mullin, III                 14,380,396           318,645
George Putnam, III                  14,382,069           316,972
A.J.C. Smith                        14,384,612           314,429
W. Thomas Stephens                  14,373,209           325,832
Richard B. Worley                   14,386,872           312,169

                                            Preferred Shares
                                                           Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson Adkins Baxter                    3,668                74
Charles B. Curtis                        3,668                74
Myra R. Drucker                          3,668                74
Charles E. Haldeman, Jr.                 3,668                74
John A. Hill                             3,668                74
Ronald J. Jackson                        3,668                74
Paul L. Joskow                           3,668                74
Elizabeth T. Kennan                      3,668                74
John H. Mullin, III                      3,668                74
Robert E. Patterson                      3,668                74
George Putnam, III                       3,668                74
A.J.C. Smith                             3,668                74
W. Thomas Stephens                       3,668                74
Richard B. Worley                        3,668                74

All tabulations are rounded to nearest whole number.



Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

Do you want to save paper and receive this document faster?
Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

216531  12/04



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004